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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2002

                       BioMarin Pharmaceutical Inc.
            (Exact name of registrant as specified in its charter)


         Delaware                      000-26727                  68-0397820
(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California            94949
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                               Not Applicable
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             (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On April 22, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced the initiation of a Phase 2 clinical trial of Aryplase (recombinant human N-acetylgalactosamine 4-sulfatase or arylsulfatase B) . The Registrant's press release issued on April 22, 2002 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated April 22, 2002






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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BioMarin Pharmaceutical Inc.,
                       a Delaware corporation


Date: April 24, 2002                By: /s/ Fredric D. Price
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                                        Fredric D. Price
                                        Chairman and Chief Executive Officer



                                EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated April 22, 2002